EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Analysts International Corporation (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Brittany B. McKinney, President and Chief Executive Officer of the Company, and William R. Wolff, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 23, 2012	By:	/s/ Brittany B. McKinney
Brittany B. McKinney
President and Chief Executive Officer

Dated: February 23, 2012	By:	/s/ William R. Wolff
William R. Wolff
Senior Vice President, Chief Financial Officer